UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 26, 2004


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                000-24394                52-1790357
     (State of               (Commission              (IRS Employer
     Incorporation)          File Number)             Identification No.)


     77-530 Enfield Land, Bldg D
     Palm Desert, California                          92211
     (Address of principal executive offices)         (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)


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Item 8.01.  Other Events

On August 26, 2004, Penn Octane Corporation issued a press release regarding the filing of an amended registration statement on Form 10 by Rio Vista Energy Partners L.P. and the expected completion date of the proposed spin-off of the common units of Rio Vista Energy Partners L.P. to stockholders of Penn Octane Corporation. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements And Exhibits

     (c)  Exhibits

          99.1  Press release dated August 26, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN OCTANE CORPORATION


                                   By:   /s/ Ian T. Bothwell
                                      ----------------------
                                      Name:  Ian T. Bothwell
                                      Title:  Vice President, Treasurer,
                                        Assistant Secretary, Chief
                                        Financial Officer and Principal
                                        Accounting Officer
Date:  August 27, 2004


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


                                  EXHIBIT INDEX


Exhibit No.          Description                                Page No.
----------           -----------                                --------

      99.1           Press Release dated August 26, 2004        5


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